Oppenheimer Global Emerging Growth Fund
Annual Report September 30, 1995

[PHOTO]

"We want
to go after
high
long-term
growth."

[LOGO]

This Fund is for people who want to take part in the tremendous potential for growth offered by EMERGING businesses throughout the world.

HOW YOUR FUND IS MANAGED

Oppenheimer Global Emerging Growth Fund seeks high growth by investing in emerging businesses throughout the world. These companies tend to be smaller in size and are expected to be active in developing new products and services or expanding into new markets. In searching for companies with the best poten-tial for growth, the Fund's manager uses a theme-oriented approach, such as telecom-munications expansion, emerging consumer markets, infrastructure development, and efficiency-enhancing technology, among others, to capitalize on key global growth trends.


PERFORMANCE

Total return at net asset value for the 12 months ended 9/30/95 was -6.82%.(1)

   Many of the world's financial markets have been volatile recently and, like many mutual funds, your Fund felt the effects. While difficult periods are hard to accept, they're an inevitable part of investing. That's why keeping a long-term perspective is crucial to getting the most from your investment and helping you through market fluctuations.

   Your Fund's average annual total returns at maximum offering price for the 1- and 5-year periods ended 9/30/95 and since incep-tion on 12/30/87 were - 12.18%, 7.90% and 7.49%, respectively.(2)

OUTLOOK

" We're very excited about the next twelve months, confident that emerging growth companies, especially in the international markets, are undervalued relative to their growth prospects."

                                                  Jim Ayer, Portfolio Manager
                                                           September 30, 1995

All figures assume reinvestment of dividends and capital gains distributions. Past performance is not indicative of future results. Investment and principal value on an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
1. Based on the change in net asset value per share from 9/30/94 to 9/30/95, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Returns show results of hypothetical investments on 9/30/94, 9/30/90 and 12/30/87 (inception of Fund), after deducting the current maximum initial sales charge.

2 Oppenheimer Global Emerging Growth Fund

[PHOTO]

Donald W. Spiro
President
Oppenheimer Global
Emerging Growth Fund

[PHOTO]

Jon S. Fossel
Chairman
Oppenheimer Management Corporation

Dear OppenheimerFunds Shareholder,

This has been a year of significant differences in the performance of world stock markets--highlighting the advantages of global funds.

   As you may know, global funds have flexibility to invest in both U.S. and foreign securities, and can change portfolio weightings depending on the outlook for specific areas or sectors. This is a major advantage because most stock markets around the world generally move independently of one another--and this year has been no different--so having the flexibility to own a portfolio of stocks throughout the world is an especially powerful diversification tool to lower risk.

   Specifically, 1995 is turning out to be an outstanding year for the domestic stock market while performance overseas has lagged. Driven by moderate growth with low inflation, falling interest rates, and surging corporate profitability, the U.S. stock market is well ahead of the international stock market indices. Moreover, by engineering a "soft landing" for the U.S. economy, the Federal Reserve created an excellent environment for stock performance, the main reason our global funds have allocated a relatively large percentage of their portfolios to the U.S. stock market until overseas market performance improves.

   One of the reasons foreign markets have continued to fall behind the U.S. market is that earnings of non-U.S. companies have been, until recently, negatively affected by a weak dollar, especially in Europe and Japan. Additionally, the devaluation of the Mexican peso late last year jolted investor confidence in Latin America, which undermined confidence in emerging markets throughout the world. Thus, many of the markets that performed well in the early 1990s have performed relatively poorly year-to-date.

   As time goes by, the investment values around the world will be recognized by investors, and we expect many overseas markets to rebound. And our portfolio managers are preparing for this occurrence. Indeed, as is typical, there are already early signs of rotation away from U.S. companies toward international companies, particularly those that focus on exporting. The primary reason is that the U.S. dollar has finally begun to strengthen significantly against other major foreign currencies, most notably the Japanese yen. When the dollar is strong, overseas exporters benefit because their goods are more competitively priced in world markets, so major exporters across Europe and Japan should benefit from this development.

   In 1995, the U.S. stock market was the clear winner. Next year, it could be Europe or Asia. Or even Latin America. We're confident that by being able to diversify investments throughout the world, we will be ready to participate in any environment.

   Your portfolio manager discusses the outlook for your Fund on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.

Jon S. Fossel
Chairman
Oppenheimer
Management
Corporation


/s/ Donald W. Spiro               /s/ Jon S. Fossel
Donald W. Spiro                   Jon S. Fossel

October 23, 1995

3   Oppenheimer Global Emerging Growth Fund

Q + A

Q.  What contributed
to the Fund's IMPROVED performance over the last six months?

AN INTERVIEW WITH YOUR FUND'S MANAGER.

THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS IMPROVED RELATIVE TO ITS PERFORMANCE DURING THE FIRST HALF OF THE YEAR. WHAT FACTORS CONTRIBUTED TO THIS CHANGE?

In the first half of the year, domestic small-cap stocks underperformed their larger counterparts--with approximately 30% of the portfolio in these smaller growth stocks, this hurt the Fund's performance earlier in the year. However, going into the second quarter, as we began to see smaller domestic growth stocks pick up, the Fund's performance also began to improve.

   Our expectation is for small-cap stocks to continue their rise both here and abroad and we are positioned to take advantage of these trends. WHAT INVESTMENT THEMES ARE YOU CURRENTLY EMPHASIZING?

Currently, our four major investment themes are efficiency-enhancing technology, telecommunications, emerging consumer markets, and infrastructure development. Some examples of recent purchases in Japan, which is emerging from a long recession, are Nippon Densan, .93% of net assets, which has a dominant share in micromotors for disk drives, and Square, 1.01% of net assets, a company that makes video game software for Nintendo.

   In North America, we've had some great performers in our efficiency-enhancing technology theme, and in the area of telecommunication equipment. Two companies we like are Glenayre Technologies and Teltrend, 1.54% and 1.18%, respectively, of net assets.

   We also like Structural Dynamics Research, 1.33% of net assets, whose software helps companies bring their products to market faster, and Pairgain Technologies, 1.73% of net assets, a provider of software that improves information transmission speed for coaxial cable. Both companies are good examples of what we look for in our efficiency-enhancing technology theme.(1)

   We are interested in buying companies whose stocks are undervalued relative to



4   Oppenheimer Global Emerging Growth Fund

FACING PAGE

Top left: Jim Ayer, Portfolio Manager

Top right: Bill Wilby, Senior VP, Director of Global Investments

Bottom: The equity trading desk

THIS PAGE
Jim Ayer speaks with George Evans, a member of the Global Investments team.

their growth rates. We look for emerging growth companies--those with new products or services, or specialized market niches. Of course, any foreign investment is subject to adverse market changes due to currency fluctuations, and sometimes those shifts can be sharp. By diversifying the portfolio by country and industry, we aim to mitigate those risks.

WHAT MOVES HAVE YOU MADE GEOGRAPHICALLY?

At this time, the Fund is roughly one-third in North America, one-third in Europe and one-third in Japan and Southeast Asia. We think Japan offers some exciting opportunities right now as the economy recovers from a prolonged recession. The U.S. and Japan are really the only large liquid markets for small-cap emerging growth stocks. The Japanese market is made up of a great number of companies. In many cases, their earnings momentum is accelerating rapidly, and Japanese interest rates are extremely low.

   In the U.S., we've done well in technology, but since the sector has seen so much price appreciation already, we're not inclined to add there. Following the U.S. and Japan, we're heavily invested in Germany, which we view as the best way to take advantage of growth in Eastern Europe.(1)

WHAT AREAS ARE YOU AVOIDING?

We reduced our Southeast Asian holdings to move into Japan. Throughout Southeast Asia, tremendously high economic growth rates are accompanied by rising inter-est rates and high inflation. In addition, to maintain such development, most of the money that might normally be available for securities investment is being absorbed by infrastructure building and other basic requirements. Thus, there is little excess liquidity to drive up stock prices.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We're very excited about the next twelve months, confident that emerging growth companies, especially in the international markets, are undervalued relative to their growth prospects. Foreign markets, and foreign small-cap stocks in particular, have lagged the U.S., so we've been able to buy stocks at prices we consider cheap. Within the U.S. market, we believe the shift toward the smaller-company growth stocks we favor will continue. And finally, the dollar's renewed strength is good for small-caps. It should keep interest rates low, and bolster investor con-fidence, which should translate into more foreign and small-company investment. / /

A The market shift toward small-cap GROWTH stocks.

1. The Fund's portfolio is subject to change.

5     Oppenheimer Global Emerging Growth Fund

STATEMENT OF INVESTMENTS   SEPTEMBER 30, 1995

                                                                                MARKET VALUE
                                                                       SHARES    SEE NOTE 1
--------------------------------------------------------------------------------------------
COMMON STOCKS--94.2%
--------------------------------------------------------------------------------------------
BASIC MATERIALS--0.5%
--------------------------------------------------------------------------------------------
METALS--0.5%                    Kurimoto Ltd.                           60,000    $  644,703
                                ------------------------------------------------------------
                                Ugine SA                                   700        45,192
                                                                                  ----------
                                                                                     689,895

--------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--11.5%
--------------------------------------------------------------------------------------------
AUTOS & HOUSING--1.3%           C & P Homes, Inc.(1)                 1,563,600       975,186
                                ------------------------------------------------------------
                                Thai Stanley Electric Co., Ltd.        300,000       825,357
                                                                                  ----------
                                                                                   1,800,543
--------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--1.6%   Cinar Films, Inc., Cl. B(1)            107,200     1,326,600
                                ------------------------------------------------------------
                                Filmes Lusomundo SA                     70,000       861,625
                                                                                  ----------
                                                                                   2,188,225

--------------------------------------------------------------------------------------------
MEDIA--2.3%                     Benpres Holdings Corp., GDR(1)(3)       33,300       224,775
                                ------------------------------------------------------------
                                Television Broadcasts Ltd.             270,000     1,086,072
                                ------------------------------------------------------------
                                TV 4 AB                                 50,000     1,046,597
                                ------------------------------------------------------------
                                Wattachak Co. Ltd.                     500,000       941,984
                                                                                  ----------
                                                                                   3,299,428

--------------------------------------------------------------------------------------------
RETAIL: GENERAL--1.6%           Singer Co. NV (The)                     40,000     1,065,000
                                ------------------------------------------------------------
                                Sonae Industria E. Investimentos        50,000     1,174,030
                                                                                  ----------
                                                                                   2,239,030

--------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--4.7%         Giordano International Ltd.          1,000,000       918,317
--------------------------------------------------------------------------------------------
                                Moebel Walther AG, Preference            3,000     1,517,975
                                ------------------------------------------------------------
                                Prodega AG                               1,350     1,997,304
--------------------------------------------------------------------------------------------
                                VBH Verein Baubesch Handel               7,000     2,144,843
                                                                                  ----------
                                                                                   6,578,439

--------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--8.8%
--------------------------------------------------------------------------------------------
FOOD--2.1%                      Molinos Rio de la Plata SA, Cl. B      150,000       907,614
                                ------------------------------------------------------------
                                PT Fast Food Indonesia                 505,000       579,435
                                ------------------------------------------------------------
                                Universal Robina Corp.               2,900,000     1,391,286
                                                                                  ----------
                                                                                   2,878,335

--------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--3.6%          Biota Holdings Ltd.(1)                 600,000       697,417
                                ------------------------------------------------------------
                                Gilead Sciences, Inc.(1)                50,000     1,100,000
                                ------------------------------------------------------------
                                Matrix Pharmaceutical, Inc.(1)          60,000       840,000
                                ------------------------------------------------------------
                                Tiger Medicals Ltd.                    493,000       721,638
                                ------------------------------------------------------------
                                Watson Pharmaceuticals, Inc.(1)         40,000     1,640,000
                                                                                   ---------
                                                                                   4,999,055

6  Oppenheimer Global Emerging Growth Fund

                                                                                   MARKET VALUE
                                                                          SHARES    SEE NOTE 1
-----------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES             Circon Corp.(1)                            60,000    $1,207,500
& SERVICES--2.2%                ---------------------------------------------------------------
                                Oxford GlycoSystems Group PLC(1)(2)       515,132       407,650
                                ---------------------------------------------------------------
                                Quintiles Transnational Corp.(1)(2)        28,950     1,537,245
                                                                                     ----------
                                                                                      3,152,395

-----------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.9%           Srithai Superware Co. Ltd.                175,000     1,318,777
-----------------------------------------------------------------------------------------------
ENERGY--2.8%
-----------------------------------------------------------------------------------------------
ENERGY SERVICES &               Compagnie Generale de Geophysique SA(1)    15,000       635,418
-----------------------------------------------------------------------------------------------
PRODUCERS--2.7%                 Transocean AS(1)                          195,000     3,163,817
                                                                                     ----------
                                                                                      3,799,235

-----------------------------------------------------------------------------------------------
OIL-INTEGRATED--0.1%            Elf Gabon SA                                1,100       156,594
-----------------------------------------------------------------------------------------------
FINANCIAL--10.0%
-----------------------------------------------------------------------------------------------
BANKS--3.5%                     Banco de Galicia Y Buenos Aires,
                                 Series B(1)                              200,000       900,113
                                ---------------------------------------------------------------
                                Industrial Finance Corp.                  400,000     1,228,068
                                ---------------------------------------------------------------
                                Philippine National Bank(1)               100,000     1,045,863
                                ---------------------------------------------------------------
                                PT Bank Danamon                           500,000       849,515
                                ---------------------------------------------------------------
                                Shinhan Bank Ltd.(1)                       41,000       907,316
                                                                                     ----------
                                                                                      4,930,875

-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--2.0%     Inversiones Y Representacion(1)           250,000       595,075
                                ---------------------------------------------------------------
                                Manhattan Card Co. Ltd.                 2,500,000     1,067,058
                                ---------------------------------------------------------------
                                Ssangyong Investment & Securities
                                 Co., Ltd.(1)                              50,000     1,119,500
                                                                                    -----------
                                                                                      2,781,633

-----------------------------------------------------------------------------------------------
INSURANCE--4.5%                 Mapfre Vida Seguros                        15,000       813,377
                                ---------------------------------------------------------------
                                Marschollek, Lautenschlaeger und
                                 Partner AG                                 3,000     1,937,527
                                ---------------------------------------------------------------
                                National Mutual Asia Ltd.               1,500,000     1,154,363
                                ---------------------------------------------------------------
                                Reinsurance Australia Corp. Ltd.        1,250,000     2,311,516
                                                                                    -----------
                                                                                      6,216,783

-----------------------------------------------------------------------------------------------
INDUSTRIAL--31.5%
-----------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--7.6%      Kokusai Electric Co.                       60,000     1,374,556
                                ---------------------------------------------------------------
                                LEM Holdings SA                             4,300     1,646,579
                                ---------------------------------------------------------------
                                Nippon Densan Corp.                        40,000     1,297,516
                                ---------------------------------------------------------------
                                Sanyo Engineering & Construction, Inc.    100,000     1,064,369
                                ---------------------------------------------------------------
                                Sheldahl, Inc.(1)                          45,000       866,250
                                ---------------------------------------------------------------
                                Tabai Espec Corp.                          65,000       981,753
                                ---------------------------------------------------------------
                                Ushio, Inc.                               100,000     1,115,053
                                ---------------------------------------------------------------
                                Yamatake-Honeywell Co., Ltd.               70,000       979,219
                                ---------------------------------------------------------------
                                Yokogawa Electric Corp.                   150,000     1,345,666
                                                                                    -----------
                                                                                     10,670,961

                                7  Oppenheimer Global Emerging Growth Fund

                                                                                   MARKET VALUE
                                                                          SHARES    SEE NOTE 1
-----------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--11.6%      Adia SA(1)                                  7,000    $1,279,319
                                ---------------------------------------------------------------
                                BIS SA(1)                                  35,000     3,549,787
                                ---------------------------------------------------------------
                                IHC Caland NV                              60,000     1,706,310
                                ---------------------------------------------------------------
                                Ionics, Inc.(1)                            50,000     2,081,250
                                ---------------------------------------------------------------
                                Raito Kogyo Co. Ltd.                       60,000     1,252,914
                                ---------------------------------------------------------------
                                Samsung Engineering & Construction (New),
                                 GDR(1)(3)                                  1,849        25,523
                                ---------------------------------------------------------------
                                Samsung Engineering & Construction,
                                 GDR(1)                                    60,000       476,517
                                ---------------------------------------------------------------
                                Samsung Engineering & Construction,
                                 GDR(1)                                    30,797       364,056
                                ---------------------------------------------------------------
                                Sanifill, Inc.(1)                          30,000       982,500
                                ---------------------------------------------------------------
                                Tae Young Corp.(1)                         15,000     1,025,124
                                ---------------------------------------------------------------
                                Tetra Tech, Inc.(1)                        50,000     1,162,500
                                ---------------------------------------------------------------
                                Tetra Technologies, Inc.(1)                45,000       618,750
                                ---------------------------------------------------------------
                                United Waste Systems, Inc.(1)              40,000     1,670,000
                                                                                    -----------
                                                                                     16,194,550

-----------------------------------------------------------------------------------------------
MANUFACTURING--10.3%            Bobst Bearers AG                              500       774,554
                                ---------------------------------------------------------------
                                Gildemeister AG(1)                         20,000     2,358,484
                                ---------------------------------------------------------------
                                GP Batteries International Ltd.           300,000       840,000
                                ---------------------------------------------------------------
                                Lumonics, Inc.(1)                         105,000     1,130,341
                                ---------------------------------------------------------------
                                Measurex Corp.                             33,200     1,137,100
                                ---------------------------------------------------------------
                                Plettac AG                                  5,000     1,331,742
                                ---------------------------------------------------------------
                                Powerscreen International PLC             300,000     1,709,315
                                ---------------------------------------------------------------
                                SIG Schweizerische Industrie-Gesellschaft
                                 Holding AG                                   500     1,057,396
                                ---------------------------------------------------------------
                                Traub AG(1)                                16,000    2,063,322
                                ---------------------------------------------------------------
                                Valmet Corp., Cl. A                        60,000     1,957,602
                                                                                    -----------
                                                                                     14,359,856

-----------------------------------------------------------------------------------------------
TRANSPORTATION--2.0%            International Container Terminal
                                 Services, Inc.(1)                      1,500,000       949,912
                                ---------------------------------------------------------------
                                Lisnave-Estaleiros Navais de
                                 Lisbona SA(1)                            200,000       868,314
                                ---------------------------------------------------------------
                                Mayne Nickless Ltd.                       200,000       946,495
                                                                                    -----------
                                                                                      2,764,721

-----------------------------------------------------------------------------------------------
TECHNOLOGY--25.3%
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--9.6%         Baan Co. NV(1)                             20,000       900,000
                                ---------------------------------------------------------------
                                CSK Corp.                                  75,000     2,257,982
                                ---------------------------------------------------------------
                                Enix Corp.                                 50,000     1,920,932
                                ---------------------------------------------------------------
                                Pairgain Technologies, Inc.(1)             70,000     2,415,000
                                ---------------------------------------------------------------
                                Read-Rite Corp.(1)                         35,000     1,277,500
                                ---------------------------------------------------------------
                                Square Co. Ltd.                            35,000     1,419,158
                                ---------------------------------------------------------------
                                Structural Dynamics Research Corp.(1)     100,000     1,856,250
                                ---------------------------------------------------------------
                                Transaction Systems Architects,
                                 Inc., Cl. A(1)                            30,000       802,500
                                ---------------------------------------------------------------
                                Wind River Systems(1)                      25,000       587,500
                                                                                     ----------
                                                                                     13,436,822

                                8  Oppenheimer Global Emerging Growth Fund

STATEMENT OF INVESTMENTS


                                                                                                             MARKET VALUE
                                                                                                   SHARES    SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------
ELECTRONICS--7.4%            Advantest Corp.                                                         25,000   $  1,485,048
                             ---------------------------------------------------------------------------------------------
                             Alphatec Electronics Co. Ltd.                                           50,000        685,804
                             ---------------------------------------------------------------------------------------------
                             ASM Pacific Technology                                                 500,000        478,560
                             ---------------------------------------------------------------------------------------------
                             Austria Mikro Systeme International AG                                   3,000        524,374
                             ---------------------------------------------------------------------------------------------
                             Aval Data Corp.                                                         40,000        892,042
                             ---------------------------------------------------------------------------------------------
                             Enplas Corp.                                                            50,000      1,094,779
                             ---------------------------------------------------------------------------------------------
                             OKI Electric Industry Co.(1)                                           200,000      1,861,125
                             ---------------------------------------------------------------------------------------------
                             SDL, Inc.(1)                                                            25,000        706,250
                             ---------------------------------------------------------------------------------------------
                             Shinkawa Ltd.                                                           35,000      1,415,610
                             ---------------------------------------------------------------------------------------------
                             Siliconware Precision Industries Co., GDR(1)                            75,000      1,275,000
                                                                                                               -----------
                                                                                                                10,418,592
--------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-          Glenayre Technologies, Inc.(1)                                          30,000      2,160,000
TECHNOLOGY--8.3%
                             ---------------------------------------------------------------------------------------------
                             Korea Mobile Telecommunications Corp.                                    3,000      2,757,241
                             ---------------------------------------------------------------------------------------------
                             MobileMedia Corp., Cl. A(1)                                             60,000      1,620,000
                             ---------------------------------------------------------------------------------------------
                             Nippon Comsys Corp.                                                    100,000      1,307,653
                             ---------------------------------------------------------------------------------------------
                             SR Telecom, Inc.                                                       120,000      1,302,954
                             ---------------------------------------------------------------------------------------------
                             Technology Resources Industries Berhad(1)                              300,000        782,706
                             ---------------------------------------------------------------------------------------------
                             Teltrend, Inc.(1)                                                       50,000      1,650,000
                                                                                                              ------------
                                                                                                                11,580,554
--------------------------------------------------------------------------------------------------------------------------
UTILITIES--3.8%
--------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.7%     Central Costanera SA, Cl. B                                            400,000      1,040,131
--------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--3.1%    Pakistan Telecommunications, GDR(1)(3)                                  10,000      1,050,000
                             ---------------------------------------------------------------------------------------------
                             Telecomunicacoes Brasileiras SA, ADR                                    40,000      1,880,268
                             ---------------------------------------------------------------------------------------------
                             Telefonica del Peru SA, Cl. B                                          700,020      1,339,575
                                                                                                              ------------
                                                                                                                 4,269,843
                                                                                                              ------------
                             Total Common Stocks (Cost $112,468,315)                                           131,765,272
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--2.7%
--------------------------------------------------------------------------------------------------------------------------
                             Cambridge Antibody Technology Ltd., Cv. (Cost $3,300,000)(1)(4)        100,000      3,720,681

                                                                                                    UNITS
--------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------------------------------------------------
                             PerSeptive Biosystems, Inc. Cl. A. Wts., Exp. 12/97                     40,110             --
                             ---------------------------------------------------------------------------------------------
                             Protein Polymer Technologies, Inc. Wts., Exp. 1/97                     100,000          9,376
                                                                                                              ------------
                             Total Rights, Warrants and Certificates (Cost $383,662)                                 9,376
                                                                                                    FACE
                                                                                                    AMOUNT
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--4.8%  Repurchase agreement with First Chicago Capital Markets,
                             6.35%, dated 9/29/95, to be repurchased at $6,673,530
                             on 10/2/95, collateralized by U.S. Treasury Nts., 4.25%-8.75%,
                             11/30/95-8/15/00, with a value of $4,547,490, U.S. Treasury
                             Bills maturing 12/28/95-3/28/96, with a value of $1,032,415, and U.S. Treasury Bonds, 8.50%-13.25%, 5/15/14-2/15/20,
                             with a value of $1,236,190 (Cost $6,670,000)                        $6,670,000      6,670,000


                             9  Oppenheimer Global Emerging Growth Fund

--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $122,821,977)                                101.7%      $142,165,329
--------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                           (1.7)        (2,342,343)
                                                                               ------      ------------
NET ASSETS                                                                     100.0%      $139,822,986
                                                                               ------      ------------
                                                                               ------      ------------
                                     1. Non-income producing security.
                                     2. Identifies issues considered to be illiquid--See Note 7 of
                                     Notes to Financial Statements.
                                     3. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,300,298 or
                                     0.93% of the Fund's net assets, at September 30, 1995.
                                     4. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the
                                     Investment Company Act of 1940, at or during the period ended
                                     September 30, 1995. The aggregate fair value of all securities of affiliated companies as of September 30, 1995 amounted to $3,720,681.
                                     Transactions during the period in which the issuer was an affiliate are as follows:


                                     BALANCE SEPTEMBER 30, 1994  GROSS ADDITIONS  GROSS REDUCTIONS    BALANCE SEPTEMBER 30, 1995
                                     --------------------------  ---------------  ----------------    --------------------------
                                     SHARES         COST         SHARES     COST  SHARES      COST        SHARES      COST
--------------------------------------------------------------------------------------------------------------------------------
Cambridge Antibody Technology
Ltd., Cv.                            100,000        $3,300,000        --   $    --       --  $       --   100,000    $3,300,000
--------------------------------------------------------------------------------------------------------------------------------
Noble China, Inc.(5)                 146,600           660,529   153,400    743,091 300,000   1,403,620        --            --
--------------------------------------------------------------------------------------------------------------------------------
Synaptic Pharmaceutical Corp.,
Cv. Series 3                         500,000         2,000,000        --         -- 500,000   2,000,000        --            --
                                                    ----------             --------          ----------               ----------
                                                    $5,960,529             $743,091          $3,403,620              $3,300,000
                                                    ----------             --------          ----------               ----------
                                                    ----------             --------          ----------               ----------

                                     5. Not an affiliate as of September 30,
                                     1994, but was an affiliate during the
                                     period.

                                     Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

                                     COUNTRY                         MARKET VALUE       PERCENT
                                     ----------------------------------------------------------
                                     United States                   $ 43,490,021         30.6%
                                     ----------------------------------------------------------
                                     Japan                             23,710,079         16.7
                                     ----------------------------------------------------------
                                     Germany                           11,353,893          8.0
                                     ----------------------------------------------------------
                                     Switzerland                        6,755,151          4.8
                                     ----------------------------------------------------------
                                     Korea, Republic of (South)         6,675,275          4.7
                                     ----------------------------------------------------------
                                     Thailand                           4,999,989          3.5
                                     ----------------------------------------------------------
                                     Hong Kong                          4,704,370          3.3
                                     ----------------------------------------------------------
                                     Philippines                        4,587,022          3.2
                                     ----------------------------------------------------------
                                     France                             4,386,991          3.1
                                     ----------------------------------------------------------
                                     Australia                          3,955,429          2.8
                                     ----------------------------------------------------------
                                     Argentina                          3,442,934          2.4
                                     ----------------------------------------------------------
                                     Norway                             3,163,817          2.2
                                     ----------------------------------------------------------
                                     Portugal                           2,903,969          2.0
                                     ----------------------------------------------------------
                                     Canada                             2,433,295          1.7
                                     ----------------------------------------------------------
                                     Great Britain                      2,116,965          1.5
                                     ----------------------------------------------------------
                                     Finland                            1,957,602          1.4
                                     ----------------------------------------------------------
                                     Netherlands                        1,706,310          1.2
                                     ----------------------------------------------------------
                                     Singapore                          1,561,638          1.1
                                     ----------------------------------------------------------
                                     Indonesia                          1,428,950          1.0
                                     ----------------------------------------------------------
                                     Peru                               1,339,575          0.9
                                     ----------------------------------------------------------
                                     Taiwan                             1,275,000          0.9
                                     ----------------------------------------------------------
                                     Pakistan                           1,050,000          0.7
                                     ----------------------------------------------------------
                                     Sweden                             1,046,597          0.7
                                     ----------------------------------------------------------
                                     Spain                                813,377          0.6
                                     ----------------------------------------------------------
                                     Malaysia                             782,706          0.6
                                     ----------------------------------------------------------
                                     Austria                              524,374          0.4
                                                                     ------------        ------
                                     Total                           $142,165,329        100.0%
                                                                     ------------        ------
                                                                     ------------        ------

                          See accompanying Notes to Financial Statements.


                          10  Oppenheimer Global Emerging Growth Fund

STATEMENT OF ASSETS AND LIABILITIES   SEPTEMBER 30, 1995

---------------------------------------------------------------------------------------------------------------------------------
ASSETS                           Investments, at value--see accompanying statement:
                                 Unaffiliated companies (cost $119,521,977)                                          $138,444,648
                                 Affiliated companies (cost $3,300,000)                                                 3,720,681
                                 ------------------------------------------------------------------------------------------------
                                 Cash                                                                                       4,507
                                 ------------------------------------------------------------------------------------------------
                                 Receivables:
                                 Investments sold                                                                       3,121,277
                                 Dividends and interest                                                                   133,266
                                 Shares of beneficial interest sold                                                       112,171
                                 ------------------------------------------------------------------------------------------------
                                 Other                                                                                     55,189
                                                                                                                     ------------
                                 Total Assets                                                                         145,591,739
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                      Net unrealized depreciation on forward foreign currency exchange contracts--Note 5       613,180
                                 ------------------------------------------------------------------------------------------------
                                 Payables and other liabilities:
                                 Investments purchased                                                                  4,273,276
                                 Shares of beneficial interest redeemed                                                   553,253
                                 Service plan fees--Note 6                                                                 84,226
                                 Shareholder reports                                                                       78,634
                                 Trustees' fees--Note 1                                                                    74,253
                                 Transfer and shareholder servicing agent fees                                             54,314
                                 Other                                                                                     37,617
                                                                                                                     ------------
                                 Total liabilities                                                                      5,768,753
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                           $139,822,986
                                                                                                                     ------------
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF                   Paid-in capital                                                                     $162,692,626
NET ASSETS
                                 ------------------------------------------------------------------------------------------------
                                 Accumulated net investment loss                                                         (130,131)
                                 ------------------------------------------------------------------------------------------------
                                 Accumulated net realized loss from investments, written options and foreign
                                 currency transactions                                                                (41,479,582)
                                 ------------------------------------------------------------------------------------------------
                                 Net unrealized appreciation on investments and translation
                                 of assets and liabilities denominated in foreign currencies                           18,740,073
                                                                                                                     ------------
                                 Net assets--applicable to 7,756,141 shares of beneficial interest outstanding       $139,822,986
                                                                                                                     ------------
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                                                                             $18.03
---------------------------------------------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE (net asset value plus sales charge of 5.75% of offering price)                            $19.13

                                 See accompanying Notes to Financial Statements.



                                 11  Oppenheimer Global Emerging Growth Fund

STATEMENT OF OPERATIONS FOR THE YEAR ENDED SEPTEMBER 30, 1995

-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME               Interest                                                                   $  1,177,285
                                ---------------------------------------------------------------------------------------
                                Dividends (net of foreign withholding taxes of $137,189)                      1,536,944
                                                                                                           ------------
                                Total income                                                                  2,714,229
-----------------------------------------------------------------------------------------------------------------------
EXPENSES                        Management fees--Note 6                                                       1,238,423
                                ---------------------------------------------------------------------------------------
                                Transfer and shareholder servicing agent fees--Note 6                           403,425
                                ---------------------------------------------------------------------------------------
                                Service plan fees--Note 6                                                       357,190
                                ---------------------------------------------------------------------------------------
                                Shareholder reports                                                             223,152
                                ---------------------------------------------------------------------------------------
                                Custodian fees and expenses                                                     203,733
                                ---------------------------------------------------------------------------------------
                                Legal and auditing fees                                                          53,095
                                ---------------------------------------------------------------------------------------
                                Trustees' fees and expenses                                                      35,615
                                ---------------------------------------------------------------------------------------
                                Insurance expense                                                                18,724
                                ---------------------------------------------------------------------------------------
                                Registration and filing fees                                                      2,150
                                ---------------------------------------------------------------------------------------
                                Other                                                                            71,491
                                                                                                           ------------
                                Total expenses                                                                2,606,998
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                           107,231
-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED         Net realized gain (loss) from:
GAIN (LOSS) ON INVESTMENTS,     Investments:
OPTIONS WRITTEN AND             Unaffiliated companies                                                      (41,972,759)
FOREIGN CURRENCY                Affiliated companies                                                           (509,171)
                                Closing of option contracts written--Note 4                                      43,393
                                Foreign currency transactions                                                 1,507,754
                                                                                                           ------------
                                Net realized loss                                                           (40,930,783)

                                ---------------------------------------------------------------------------------------
                                Net change in unrealized appreciation or depreciation on:
                                Investments                                                                  27,845,796
                                Translation of assets and liabilities denominated in foreign currencies        (400,334)
                                                                                                           ------------
                                Net change                                                                   27,445,462
                                Net realized and unrealized loss on investments, options written
                                and foreign currency                                                        (13,485,321)
-----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       $(13,378,090)
                                                                                                           ------------
                                                                                                           ------------

                                See accompanying Notes to Financial Statements.


12  Oppenheimer Global Emerging Growth Fund

                     STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      YEAR ENDED SEPTEMBER 30,
                                                                                                      1995           1994
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS             Net investment income (loss)                                                   $    107,231   $  (2,001,550)
                       -----------------------------------------------------------------------------------------------------------
                       Net realized gain (loss) on investments, options written and foreign
                       currency transactions                                                           (40,930,783)      3,525,707
                       -----------------------------------------------------------------------------------------------------------
                       Net change in unrealized appreciation or depreciation on investments
                       and translation of assets and liabilities denominated in foreign currencies      27,445,462     (21,014,383)
                                                                                                      ------------    ------------
                       Net decrease in net assets resulting from operations                            (13,378,090)    (19,490,226)
----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND          Distributions from net realized gain on investments, options
DISTRIBUTIONS TO       written and foreign currency transactions ($.169 per share)                              --      (1,561,312)
SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST    Net decrease in net assets resulting from beneficial interest
TRANSACTIONS           transactions--Note 2                                                            (10,093,708)    (15,350,295)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS             Total decrease                                                                  (23,471,798)    (36,401,833)
                       -----------------------------------------------------------------------------------------------------------
                       Beginning of period                                                             163,294,784     199,696,617
                                                                                                      ------------    ------------
                       End of period (including accumulated net investment loss
                       of $130,131 and $172,940, respectively)                                        $139,822,986    $163,294,784
                                                                                                      ------------    ------------
                                                                                                      ------------    ------------


                       See accompanying Notes to Financial Statements.




                       13  Oppenheimer Global Emerging Growth Fund

                            FINANCIAL HIGHLIGHTS

                                      YEAR ENDED SEPTEMBER 30,
                                      1995        1994        1993        1992        1991(2)     1990       1989      1988(1)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning
of period                             $  19.35    $  21.64    $  20.25    $  26.90    $  11.81    $ 12.09    $10.63    $10.00
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)               .01        (.01)       (.10)       (.17)       (.03)      (.02)     (.10)      .14
Net realized and unrealized
gain (loss) on investments,
options written and
foreign currency                         (1.33)      (2.11)       1.69       (6.47)      15.12       (.26)     1.69       .49
                                      --------    --------    --------    --------    --------    -------    ------    ------
Total income (loss) from
investment operations                    (1.32)      (2.12)       1.59       (6.64)      15.09       (.28)     1.59       .63
-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                      --          --          --        (.01)         --         --      (.10)       --
Distributions from net
realized gain on investments,
options written and foreign
currency transactions                       --        (.17)       (.20)         --          --         --      (.03)       --
                                      --------    --------    --------    --------    --------    -------    ------    ------
Total dividends and distributions
to shareholders                             --        (.17)       (.20)       (.01)         --         --      (.13)       --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period        $  18.03    $  19.35    $  21.64    $  20.25    $  26.90    $ 11.81    $12.09    $10.63
                                      --------    --------    --------    --------    --------    -------    ------    ------
                                      --------    --------    --------    --------    --------    -------    ------    ------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(3)      (6.82)%     (9.91)%      7.79%     (24.70)%    127.78%     (2.32)%   15.21%     6.30%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                        $139,823    $163,295    $199,697    $129,634    $103,352    $16,217    $3,872    $1,921
-----------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                        $148,378    $190,984    $194,184    $166,144    $ 50,989    $ 8,716    $2,343    $1,394
-----------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)          7,756       8,437       9,226       6,400       3,841      1,373       320       181
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)               .07%      (1.05)%      (.80)%      (.71)%      (.18)%     (.37)%    (.70)%    1.41%(4)
Expenses                                  1.76%       1.77%       1.59%       1.39%       1.50%      1.78%     2.40%     2.06%(4)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)               160.3%       54.7%       41.0%        2.6%       11.2%      16.6%     17.1%      1.7%


1. For the period from December 30, 1987 (commencement of operations) to September 30, 1988. Per share amounts calculated based on the weighted average number of shares outstanding during the period.
2. Per share amounts calculated based on the weighted average number of shares outstanding during the period.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $220,834,060 and $209,019,328, respectively.
See accompanying Notes to Financial Statements.



14  Oppenheimer Global Emerging Growth Fund

                        NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Global Emerging Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment advisor is Oppenheimer Management Corpo ration (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.
------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates
on investments is separately identified from fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's results of operations.
------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1995, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $14,363,000, which expires between 1999 and 2003.
------------------------------------------------------------------------------
TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1995, a provision of $2,732 was made for the Fund's projected benefit obligations and a payment of $1,689 was made to a retired trustee, resulting in an accumulated liability of $63,991 at September 30, 1995.
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.
------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.


15  Oppenheimer Global Emerging Growth Fund

------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

During the year ended September 30, 1995, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30,
1995, amounts have been reclassified to reflect an increase in accumulated net investment loss of $64,422, a decrease in paid-in capital of $48,346, and a decrease in accumulated net realized loss on investments of $112,768.
------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                      Year Ended September 30, 1995    Year Ended September 30, 1994
                                      -----------------------------    -----------------------------
                                      Shares           Amount          Shares           Amount
----------------------------------------------------------------------------------------------------
Sold                                  1,148,488        $ 19,774,392    2,216,798        $ 48,631,842
Distributions reinvested                     --                  --       63,096           1,414,325
Issued in connection with the
acquisition of Oppenheimer Global
Environment Fund--Note 8              1,540,515          27,636,869           --                  --
Redeemed                             (3,370,269)        (57,504,969)  (3,068,893)        (65,396,462)
                                     ----------        ------------   ----------        ------------
Net decrease                           (681,266)       $(10,093,708)    (788,999)       $(15,350,295)
                                     ----------        ------------   ----------        ------------
                                     ----------        ------------   ----------        ------------

------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At September 30, 1995, net unrealized appreciation on investments and options written of $19,343,352 was composed of gross appreciation of $23,986,253, and gross depreciation of $4,642,901.
------------------------------------------------------------------------------
4. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write covered put and call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

     Written call option activity for the year ended September 30, 1995 was as follows:

                                                       Number      Amount
                                                       of Options  of Premiums
------------------------------------------------------------------------------
Options outstanding at September 30, 1994              250             $57,843
------------------------------------------------------------------------------
Options canceled in closing purchase transactions      250              57,843
                                                       ---             -------
Options outstanding at September 30, 1995               --             $    --
                                                       ---             -------
                                                       ---             -------


16  Oppenheimer Global Emerging Growth Fund

------------------------------------------------------------------------------
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

     The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

     Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

     In this report, securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. The net amount due to or owed by the Fund on outstanding contracts (unrealized appreciation or depreciation on forward contracts) is reported in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

     Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At September 30, 1995, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                              CONTRACT                                 UNREALIZED
                                              AMOUNT            VALUATION AS OF        APPRECIATION
CONTRACTS TO PURCHASE     EXCHANGE DATE       (000'S)           SEPTEMBER 30, 1995     (DEPRECIATION)
----------------------------------------------------------------------------------------------------
Japanese Yen (JPY)        10/2/95--10/3/95      213,609 JPY     $ 2,165,841            $  12,411
                                                                -----------            ---------
                                                                -----------            ---------

                                              CONTRACT                                 UNREALIZED
                                              AMOUNT            VALUATION AS OF        APPRECIATION
CONTRACTS TO SELL         EXCHANGE DATE       (000'S)           SEPTEMBER 30, 1995     (DEPRECIATION)
----------------------------------------------------------------------------------------------------
French Francs (FRF)       10/31/95                1,815 FRF     $   369,531            $  (1,799)
----------------------------------------------------------------------------------------------------
Indonesian Rupiah (IDR)   10/3/95               416,728 IDR         183,905                  --
----------------------------------------------------------------------------------------------------
Japanese Yen (JPY)        10/2/95--3/28/96    1,553,327 JPY      15,972,881             (623,572)
----------------------------------------------------------------------------------------------------
Thailand Baht (THB)       10/3/95                   277 THB         276,760                 (220)
                                                                -----------            ---------
                                                                $16,803,077             (625,591)
                                                                -----------            ---------
                                                                -----------            ---------
                                                                                       $(613,180)
                                                                                       ---------
                                                                                       ---------

------------------------------------------------------------------------------
6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1% on the first $50 million of average annual net assets, .75% on the next $150 million with a reduction of .03% on each $200 million thereafter to $800 million, and .60% on net assets in excess of $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

 For the year ended September 30, 1995, commissions (sales charges paid by investors) on sales of Fund shares totaled $398,139, of which $114,956 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer.

 Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

 Under an approved service plan, the Fund may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. During the year ended September 30, 1995, OFDI paid $15,436 to an affiliated broker/dealer as reimbursement for personal service and maintenance expenses.



17  Oppenheimer Global Emerging Growth Fund

------------------------------------------------------------------------------
7. ILLIQUID AND RESTRICTED SECURITIES

At September 30, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid and restricted securities. The aggregate value of these securities subject to this limitation at September 30, 1995 was $1,944,895, which represents 1.39% of the Fund's net assets.

Information concerning these securities is as follows:

                                                                          VALUATION
                                                                          PER UNIT AS OF
SECURITY                              ACQUISITION DATE    COST PER UNIT   SEPT. 30, 1995
----------------------------------------------------------------------------------------
Oxford GlycoSystems Group PLC         5/21/93                    $ 1.94           $  .79
----------------------------------------------------------------------------------------
Quintiles Transnational Corp.          8/2/93                    $17.27           $53.10


Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

------------------------------------------------------------------------------
8. ACQUISITION OF OPPENHEIMER GLOBAL ENVIRONMENT FUND

On November 18, 1994, the Fund acquired all of the net assets of Oppenheimer Global Environment Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Global Environment Fund shareholders on November 4, 1994. The Fund issued 1,540,515 shares of beneficial interest, in exchange for the net assets of $27,636,869 (including net unrealized appreciation of $2,684,431), resulting in combined net assets of $174,971,153 on November 18, 1994. The exchange qualified as a tax-free reorganization for federal income tax purposes.



18  Oppenheimer Global Emerging Growth Fund

                        INDEPENDENT AUDITORS' REPORT

-------------------------------------------------------------------------------

The Board of Trustees and Shareholders of Oppenheimer Global Emerging Growth
Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Global Emerging Growth Fund as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the seven-year period then ended and the period from December 30, 1987 (commencement of operations) to September 30, 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Emerging Growth Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the seven-year period then ended and the period from December 30, 1987 (commencement of operations) to September 30, 1988, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP

Denver, Colorado
October 20, 1995








19  Oppenheimer Global Emerging Growth Fund

                  FEDERAL INCOME TAX INFORMATION (UNAUDITED)

-------------------------------------------------------------------------------

In early 1996 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

 None of the dividends paid by the Fund during the fiscal year ended
September 30, 1995 are eligible for the corporate dividend-received deduction.

 The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
















20  Oppenheimer Global Emerging Growth Fund

                   OPPENHEIMER GLOBAL EMERGING GROWTH FUND

-------------------------------------------------------------------------------
OFFICERS AND TRUSTEES        Leon Levy, Chairman of the Board of Trustees
                             Leo Cherne, Trustee
                             Robert G. Galli, Trustee
                             Benjamin Lipstein, Trustee
                             Bridget A. Macaskill, Trustee
                             Elizabeth B. Moynihan, Trustee
                             Kenneth A. Randall, Trustee
                             Edward V. Regan, Trustee
                             Russell S. Reynolds, Jr., Trustee
                             Sidney M. Robbins, Trustee
                             Donald W. Spiro, Trustee and President
                             Pauline Trigere, Trustee
                             Clayton K. Yeutter, Trustee
                             James Ayer, Vice President
                             George C. Bowen, Treasurer
                             Robert J. Bishop, Assistant Treasurer
                             Scott Farrar, Assistant Treasurer
                             Andrew J. Donohue, Secretary
                             Robert G. Zack, Assistant Secretary
-------------------------------------------------------------------------------
INVESTMENT ADVISOR           Oppenheimer Management Corporation
-------------------------------------------------------------------------------
DISTRIBUTOR                  Oppenheimer Funds Distributor, Inc.
-------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER     Oppenheimer Shareholder Services
SERVICING AGENT
-------------------------------------------------------------------------------
CUSTODIAN OF                 The Bank of New York
PORTFOLIO SECURITIES
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS         KPMG Peat Marwick LLP
-------------------------------------------------------------------------------
LEGAL COUNSEL                Gordon Altman Butowsky Weitzen Shalov & Wein

                             This is a copy of a report to shareholders of Oppenheimer Global Emerging Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Global Emerging Growth Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.




                             21  Oppenheimer Global Emerging Growth Fund

                 OPPENHEIMERFUNDS FAMILY
-------------------------------------------------------------------------------

                 OppenheimerFunds offers over 30 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.
                    When you invest with OppenheimerFunds, you can feel
                 comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed income investments--with over 2.8 million shareholder accounts and more than $38 billion under Oppenheimer's management and that of our affiliates.
                    At OppenheimerFunds, we don't charge a fee to exchange
                 shares. And you can exchange shares easily by mail or by telephone(1) For more information on Oppenheimer funds, please contact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

-------------------------------------------------------------------------------
STOCK FUNDS      Discovery Fund                        Global Fund
                 Global Emerging Growth Fund           Oppenheimer Fund
                 Target Fund                           Value Stock Fund
                 Growth Fund                           Gold &Special Minerals
                                                       Fund
-------------------------------------------------------------------------------
STOCK & BOND
FUNDS            Main Street Income & Growth Fund      Equity Income Fund
                 Total Return Fund                     Asset Allocation Fund
                 Global Growth &Income Fund            Strategic Income & Growth
                                                       Fund
-------------------------------------------------------------------------------
BOND FUNDS       High Yield Fund                       Bond Fund
                 Champion Income Fund                  U.S. Government Trust
                 Strategic Income Fund                 Limited-Term Government
                 International Bond Fund               Fund
-------------------------------------------------------------------------------
TAX-EXEMPT FUNDS New York Tax-Exempt Fund(2)           New Jersey Tax-Exempt
                                                       Fund(2)
                 California Tax-Exempt Fund(2)         Tax-Free Bond Fund
                 Pennsylvania Tax-Exempt Fund(2)       Insured Tax-Exempt Fund
                 Florida Tax-Exempt Fund(2)            Intermediate Tax-Exempt
                                                       Fund
-------------------------------------------------------------------------------
MONEY MARKET
FUNDS            Money Market Fund                     Cash Reserves

                 1. Exchange privileges are subject to change or termination. Shares may be exchanged only to the same class of eligible funds.
                 2. Available only to investors in certain states. Oppenheimer funds are distributed by Oppenheimer Funds Distributor, Inc., Two World Trade Center,
                 New York, NY 10048-0203.

                 Copyright 1995 Oppenheimer Management Corporation. All rights reserved.



                 22   Oppenheimer Global Emerging Growth Fund

INFORMATION

GENERAL INFORMATION

Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE

24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RAO720.001.0929  November 30, 1995


[PHOTO]
Jennifer Leonard, Customer Service Representative
Oppenheimer Shareholder Services

"How may I help you?"

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

   And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

   When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

   For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

   You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, Oppenheimer Shareholder Services, with their Award of Excellence in 1993.

   So call us today--we're here to help.

-------------------------------------------------------------------------------
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